                                MASTER AGREEMENT



                          ----------------------------



                                  by and among

                                FAC Realty, Inc.,

                        Carolina FAC Limited Partnership,

                                  and the other

                               signatories to this

                                Master Agreement

                              hereinafter contained

                           Dated as of October 1, 1997






                             ----------------------





        IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY DOCUMENT USED IN CONNECTION WITH THE OFFERING AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO THE REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.



                                TABLE OF CONTENTS

                                                                                                                      PAGE

ARTICLE I      DEFINITIONS...............................................................................................1

ARTICLE II     THE TRANSACTIONS..........................................................................................4
    2.1        General...................................................................................................4
    2.2        Exchange Option Agreement.................................................................................4
    2.3        Closing...................................................................................................4

ARTICLE III    CONSIDERATION.............................................................................................5
    3.1        Contribution Price........................................................................................5
    3.2        Terms of Payment..........................................................................................5
    3.3        Additional Closing Adjustments............................................................................5
    3.4        Fluctuation...............................................................................................6

ARTICLE IV     COVENANTS AND AGREEMENTS..................................................................................7
    4.1        Operation of Business.....................................................................................7
    4.2        No Brokers................................................................................................7
    4.3        Section 754 Elections.....................................................................................7
    4.4        Termination of Contracts..................................................................................7
    4.5        Contributions of Assets...................................................................................7
    4.6        Assignment of Warranties..................................................................................7

ARTICLE V      REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS - GENERALLY................................................8
    5.1        Consents..................................................................................................8
    5.2        Disclosure................................................................................................8
    5.3        Absence of Conflicts......................................................................................8
    5.4        Certification of Constituent Financial Statements.........................................................8

ARTICLE VI     REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS............................................................9
    6.1        Power and Authority of Contributors and Constituent Partnerships..........................................9
    6.2        Rent Roll and Leases......................................................................................9
    6.3        No Contracts.............................................................................................10
    6.4        Liabilities; Indebtedness................................................................................10
    6.5        Insurance................................................................................................10
    6.6        Personal Property........................................................................................10
    6.7        Claims or Litigation.....................................................................................10
    6.8        Hazardous Substances.....................................................................................10
    6.9        Compliance with Laws.....................................................................................11
    6.10       Employees................................................................................................11
    6.11       Condemnation and Moratoria...............................................................................11
    6.12       Condition of Improvements................................................................................11
    6.13       Taxes....................................................................................................12
    6.14       Management Agreements....................................................................................12
    6.15       Operating Agreements.....................................................................................12
    6.16       Absence of Certain Changes...............................................................................12
    6.17       Tradename................................................................................................13


                                       i
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
    6.18       Title....................................................................................................13
    6.19       Certain Liens............................................................................................13

ARTICLE VII    CONDITIONS TO CLOSING AND DUE DILIGENCE INVESTIGATION....................................................13
    7.1        Conditions to Closing of  Properties.....................................................................13
    7.2        Carolina Investigation/Due Diligence Period..............................................................14
    7.3        Closing Documents........................................................................................15

ARTICLE VIII   INDEMNITY................................................................................................16
    8.1        Representations and Warranties of each of the Contributors...............................................16
    8.2        Arbitration..............................................................................................16

ARTICLE IX     MISCELLANEOUS............................................................................................16
    9.1        Notices..................................................................................................16
    9.2        Counterparts.............................................................................................16
    9.3        Severability.............................................................................................16
    9.4        Assigns..................................................................................................16
    9.5        Public Announcement......................................................................................17
    9.6        Confidentiality..........................................................................................17
    9.7        Remedies.................................................................................................17
    9.8        Captions.................................................................................................17
    9.9        Exhibits and Schedules...................................................................................17
    9.10       Merger Clause............................................................................................17
    9.11       Amendments and Waiver....................................................................................17
    9.12       Governing Laws...........................................................................................18

LIST OF SCHEDULES AND EXHIBITS..........................................................................................24



                                       ii

                                MASTER AGREEMENT


       This MASTER AGREEMENT (the "Master Agreement") is made as of the 1st day of October, 1997, by and among FAC REALTY, INC., a Delaware corporation ("FAC"), CAROLINA FAC LIMITED PARTNERSHIP, a Delaware limited partnership ("Carolina"), and the other signatories to this Agreement hereinafter contained (each a "Contributor" and collectively the "Contributors").

       WHEREAS, Carolina is a Delaware limited partnership having FAC as its sole general partner and FAC has elected to be qualified as a real estate investment trust under the Code; and

       WHEREAS, Contributors own the direct and indirect interests in certain Properties and other real property, improvements, appurtenances and other rights, interests and privileges appertaining thereto, set forth with more particularity on Schedule 1 hereto and, as applicable, in certain partnerships, limited liability companies or other ownership entities which own interests in the Properties, as also set forth on Schedule 1;

       WHEREAS, Carolina and the Contributors have entered into an Exchange Option Agreement (as defined below), pursuant to which such Contributors have irrevocably agreed to sell, transfer and assign to Carolina their interests;

       NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

       The following capitalized terms shall have the following meanings for all purposes of this Master Agreement and such meanings are equally applicable to the singular and plural forms of the terms defined. The terms "hereof", "hereto", "herein", "hereunder" and comparable terms refer to the entire agreement with respect to which such terms are used and not to any particular section, subsection, paragraph or other subdivision thereof.

       "ADJUSTMENT CLOSING DATE" means October 1, 1997.

       "AFFILIATE" means, as to any Person (as defined below), each of the Persons (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of such Person; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by ownership of voting stock, by contract, by close family relationships (i.e., parent, spouse, child or sibling) or otherwise.

       "BRINGDOWN CERTIFICATE" means a certificate executed by the Contributors attesting and certifying as to the continuing truth and accuracy as of the date of Closing of each and all of the representations and warranties of the Contributors and the Constituent Parties under this Master Agreement and Exchange Option Agreement.

       "CAROLINA PARTNERSHIP AGREEMENT" means the Agreement of Limited Partnership of Carolina FAC Limited Partnership, as amended through the date hereof, including the amendment to admit the Contributors as partners therein.

       "CLOSING" means the closing and consummation of the transactions contemplated by this Master Agreement relating to the Properties.

       "CLOSING DATE" means the date upon which all the conditions for closing and consummation of the transactions contemplated by this Master Agreement relating to the Properties shall have been satisfied, which date shall be no later than December 4, 1997.

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "CONSTITUENT FINANCIAL STATEMENTS" means the periodic income statement and balance sheets provided to Carolina (including the schedules attached thereto) for the Contributors or Constituent Partnerships, and the Properties.

        "CONSTITUENT PARTIES" means collectively Contributors and the Constituent Partnerships, without duplication.

       "CONSTITUENT PARTNERSHIPS" means, as to those Properties, if any, which are owned by partnerships, limited liability companies or other entities which are in turn owned by certain of the Contributors, such partnerships, limited liability companies or other entities which may be so owned by certain of the Contributors.

       "CONTRIBUTION PRICE" means the consideration to be paid by Carolina to the Contributors for their Interests in the Properties as set forth in
       Section 3.1.

       "ENVIRONMENTAL LAW" means any and all federal, state and local laws, regulations, ordinances and other requirements relating to pollution or protection of the environment, including, without limitation, laws, regulations and requirements relating to the ownership, possession, storage and control of the Properties (as defined below) and to emissions, discharges, releases or threatened releases of storm water, pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes into the environment (including without limitation ambient air, surface water, groundwater or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, toxic or hazardous substances, or solid or hazardous wastes. The Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       "EXCHANGE OPTION AGREEMENT" means the agreement dated as of even date herewith between Carolina, FAC and the Contributors pursuant to which Units are to be exchanged for all of the Interests, as defined therein.

       "IMPROVEMENTS" means all buildings, structures, streets, furnishings, parking lots, landscaping, walls, ponds, culverts, fixtures, utilities, fences, driveways, loading docks, security systems and other physical features constructed or assembled on, at, upon or beneath any of the Properties (whether finished or unfinished).

       "INDEBTEDNESS" means, without duplication, any obligations for borrowed money and all obligations to trade creditors, whether heretofore, now or hereafter owing, arising, due or payable to any person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured. Without in any way limiting the generality of the foregoing, Indebtedness specifically includes the following: (a) all obligations or liabilities of any person that are secured by any lien, claim, encumbrance or security interest upon property; (b) all obligations or liabilities created or arising under any capital lease of real or personal property, or conditional sale or other title retention agreement with respect to property, even though the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; (c) all unfunded pension fund, employee medical or welfare obligations and liabilities; (d) deferred taxes; and (e) all obligations under any indemnification agreements, guaranty agreements, letters of credit or other documents creating such contingent liabilities.

       "INDEPENDENT DIRECTOR" shall have the meaning set forth in the charter of FAC, as it may be amended from time to time.

       "INTERESTS" shall mean as defined in the Exchange Option Agreement.

       "LIEN" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease consignment or bailment for security purposes. The term Lien shall include reservations, exceptions, defects of any kind or nature, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

       "NYSE" means the New York Stock Exchange.

       "OUTSTANDING DEBT FINANCING" means the Indebtedness of the Properties as described on SCHEDULE 3.2(I) attached hereto including any indemnifications and guarantees related thereto.

       "PERMITTED LIEN" means (i) liens for 1997 ad valorem taxes not yet due and payable; (ii) restrictions, easements, covenants, reservations and rights of way of record as do not detract from the value or interfere with the present use of a parcel of property; (iii) zoning ordinances, restrictions and other requirements imposed by governmental authority as do not detract from the value or interfere with the present use of a parcel of property; and (iv) such imperfections of title, liens and encumbrances, if any, as do not detract from the value or interfere with the present use of a parcel of property and which do not secure obligations for borrowed money or the deferred purchase price of property.

       "PERSON" means any individual, joint venture, corporation, company, voluntary association, partnership, trust, joint stock company, unincorporated organization, association, government, or any agency, instrumentality, or political subdivision thereof, or any other form of entity.

       "PROPERTY" or "PROPERTIES" shall mean, individually, the real property together with any Improvements thereon and all personal property and rights, privileges and interests appurtenant thereto and all of the ownership interests therein owned by a Contributor or by a Constituent Partnership or, collectively, by all of the Constituent Partnerships, including but not limited to as more particularly described on SCHEDULE 1.

       "REDEMPTION SHARES" means the shares of Common Stock of FAC into which Units received by the Contributors in connection with the transactions contemplated hereby are convertible into under certain circumstances at the election of FAC upon their tender for redemption as provided in the Carolina Partnership Agreement.

       "SEC" means the Securities and Exchange Commission.

       "SECURITIES ACT" means the Securities Act of 1933, as amended.

       "SECURITIES LAWS" means the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

       "SHARES" means the duly authorized common stock of FAC.

       "UNIT" means an undivided limited partnership interest of Carolina, which is exchangeable by the Unit holder for either cash or Shares, whichever may be elected by FAC, after one year from the Closing Date in accordance with the Carolina Partnership Agreement and the Exchange Option Agreement.


                                   ARTICLE II
                                THE TRANSACTIONS

       2.1 General. Subject to the terms, conditions, provisions and limitations in this Master Agreement, on the Closing Date the parties shall cause the transactions contemplated hereby to be consummated (the "Transactions"), including, but not limited to:

             (a)      The closing under the Exchange Option Agreement, as described in Section 2.2 below;

             (b) At the discretion of Carolina, the dissolution of the Constituent Partnerships and any other partnerships or other entities which are wholly-owned by the Contributors and all of the interests in which shall have been contributed to Carolina, and, at FAC's option, the transfer of the Properties to Carolina by deed or by operation of law.

       2.2 Exchange Option Agreement. Carolina shall tender the consideration to each Contributor as required by the Exchange Option Agreement such that each "Closing," as defined in the Exchange Option Agreement, occurs under the terms thereof.

       2.3   Closing.

             (a) The closing of the transactions contemplated by this Master Agreement (the "Closing") shall take place at the offices of FAC on or before the Closing Date, unless otherwise agreed in writing by Carolina. The closing under the Exchange Option Agreement shall take place simultaneously with and only if the Closing hereunder occurs.

             (b) Carolina or FAC may terminate this Master Agreement without liability and without waiving any of its rights at law or in equity by giving notice to the Contributors at any time prior to the Closing:

                      (i) If any one of the Constituent Parties is in breach of any representation, warranty, or covenant contained in this Master Agreement or in the Exchange Option Agreement in any material respect;

                      (ii) If the Closing shall not have occurred on or before the Closing Date by reason of any condition precedent in this Master Agreement not being fulfilled or in the Exchange Option Agreement (unless the failure results from Carolina itself breaching any representation, warranty or covenant contained in this Master Agreement or in the Exchange Option Agreement); or

                      (iii) Pursuant to the terms of Section 7.2 hereof.


                                   ARTICLE III
                                  CONSIDERATION

       3.1 Contribution Price. As consideration for the contribution of the Properties, Carolina shall deliver to the Contributors the number of limited partnership units ("Units") in Carolina provided in the Exchange Option Agreement.

       3.2   Terms of Payment.

             (a) Generally. At the Closing, each Contributor shall receive the number of Units allocated to such Contributor under the Exchange Option Agreement in respect of the Properties to be acquired, subject to pro rata adjustment for any changes in the amount of the Outstanding Debt Financing as of the applicable Closing Date from the amounts projected to be outstanding as of such dates as reflected on SCHEDULE 3.2 attached hereto;

             (b) Pro Rata Expenses. Each Contributor shall be responsible for payment of his pro rata portion of legal fees associated with this transaction, any contract termination fees and any prorations chargeable to the Contributors under Section 3.3 hereof.

       3.3   Additional Closing Adjustments.

             (a) Generally. All real estate taxes, charges and assessments affecting a Property, all charges for water, sewer, electricity, gas and all other utilities and operating expenses with respect to a Property, to the extent not paid or payable by tenants under the Leases (as defined in Section 6.2 below and as described on SCHEDULE 6.2A attached hereto), shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Adjustment Closing Date. All such expenses for the period preceding the Adjustment Closing Date shall be deemed expenses of the applicable Contributors and all such expenses commencing as of the Adjustment Closing Date with respect to such Property shall be deemed to be expenses of Carolina. Amounts owed under this paragraph shall be paid to the party to whom they are owed in cash at the Closing or in the Post-Closing Adjustment Period (as defined below) in the same manner as if the underlying real property were being sold. If any real estate taxes, charges or assessments have not been finally assessed as of the Closing Date for a Property for the then current calendar tax year, they shall be adjusted at the Closing based upon the greater of (i) the most recently issued bills therefor or (ii) the best reasonable estimate therefor after consultations with the appropriate taxing officials.

             (b) Rent. Except for delinquent rent, all rent under leases and other income attributable to a Property shall be apportioned on a per diem basis as of midnight on the date immediately preceding the Adjustment Closing Date. All such rent and other income, including commissions earned, for the period preceding the Adjustment Closing Date shall be deemed to be property of the applicable Contributors, and all rent and other income for any period commencing as of the Adjustment Closing Date and thereafter shall be the property of Carolina for the purpose of making the adjustments set forth herein. Amounts owed under this paragraph shall be paid to the party to whom they are owed in cash at the Closing or during the Post-Closing Adjustment Period. Delinquent rent shall not be prorated, but shall be deemed the property of the appropriate Contributors. Payments received by Carolina from tenants from and after the Closing with respect to a Property shall be applied first to rents and other amounts then due Carolina from such tenant and then to such tenant's delinquent rent as of the time of apportionment. Carolina shall use reasonable efforts to collect delinquent rents for the benefit of the Contributors but in no event shall be obligated to evict or sue any tenants in order to collect such rents and shall cooperate with the Contributors in the collection of any delinquent amounts; provided, however, that the Contributors shall not have any rights to evict such tenants for such delinquent amounts. Any amounts received by Contributors on account of rent or other income for the period after the Adjustment Closing Date with respect to the Property and the related personal property shall be turned over to Carolina for application in accordance with the terms of this paragraph. All accounts receivable, notes, cash and bank accounts of the Constituent Parties existing as of the Adjustment Closing Date and relating to the Properties shall be transferred at Closing to Carolina.

             (c) Preclosing Expenses and Liabilities. The parties acknowledge that not all invoices for expenses incurred with respect to the Properties prior to the Adjustment Closing Date will be received by the Closing and that a mechanism needs to be in place so that such invoices can be paid as received. All of the prorations referred to above will be done on an interim basis at the Closing and will be subject to final adjustment in accordance with the provisions hereof within 90 days or such other agreed upon period of time following Adjustment Closing Date (the "Post-Closing Adjustment Period"). Upon receipt by Carolina after Closing of an invoice for a Property's expenses which are attributable in whole or in part to a period prior to the Adjustment Closing Date and which were not apportioned at Closing, Carolina shall submit for the Contributors a copy of such invoice with such additional supporting information as Contributors shall reasonably request. Within 10 days of receipt of such copy, each of the Contributors shall pay to Carolina their pro rata share of an amount equal to the portion of such invoice attributable to the period ending as of midnight on the date immediately preceding the Adjustment Closing Date apportioned on a per diem basis.

             (d) Security Deposits/Tenant Inducements. With respect to the Property or Properties to be acquired at any Closing, the Constituent Parties shall pay to Carolina in cash at such Closing an amount equal to the sum of (i) the security deposits, if any, required to be held by the landlord pursuant to the Leases, and (ii) any other deposits or advances received by the Constituent Parties relating to services yet to be provided by the Constituent Parties.

             (e) Adjustment Closing Date. The parties acknowledge that, irrespective of the fact that the Closing may take place substantially later than the Adjustment Closing Date, the adjustment of all income, revenues, costs, expenses and expenditures shall be made as of the Adjustment Closing Date. The Adjustment Closing Date shall be a day of income and expense for Carolina.

       3.4 Fluctuation. EACH OF THE CONTRIBUTORS AND CAROLINA ACKNOWLEDGES AND AGREES THAT AFTER THE EXECUTION OF THE EXCHANGE OPTION AGREEMENT, THE MARKET VALUE OF THE FAC COMMON STOCK WHICH IS CURRENTLY OUTSTANDING MAY INCREASE OR DECREASE IN VALUE AS THE RESULT OF MARKET FLUCTUATIONS, AND THAT ANY SUCH FLUCTUATIONS MAY AFFECT THE VALUE OF THE UNITS. NOTWITHSTANDING THESE FLUCTUATIONS, Carolina WILL NOT BE REQUIRED TO INCREASE THE NUMBER OF UNITS TO BE ISSUED TO ANY CONTRIBUTOR IN THE EVENT OF A DECREASE IN THE MARKET VALUE OF FAC COMMON STOCK PRIOR TO THIS AGREEMENT AND THE CLOSING. LIKEWISE, EACH CONTRIBUTOR WHOSE PURCHASE PRICE IS BEING PAID IN UNITS WILL BE ENTITLED TO THAT NUMBER OF UNITS SET FORTH

IN THE EXCHANGE OPTION AGREEMENT NOTWITHSTANDING ANY INCREASE IN VALUE OF FAC COMMON STOCK PRIOR TO THE CLOSING.


                                   ARTICLE IV
                            COVENANTS AND AGREEMENTS

       4.1 Operation of Business. Between the date hereof and the Closing Date, each Contributor shall, and shall cause each Constituent Partnership to, maintain and operate the Properties in a manner consistent with first-class retail shopping centers, provided that they shall not enter into, or cause or permit any Constituent Partnership to enter into, any contracts or other such arrangements that would be binding upon Carolina or the Properties after the Closing Date, unless such contract is terminable without payment of any termination fee or other penalty on thirty (30) days' notice or less. Between the date hereof and the Closing Date, neither any Contributor nor any Constituent Partnership shall consent to any zoning changes or enter into any covenants or other agreements that would be binding on Carolina or the Properties. Between the date hereof and the Closing Date, the Contributors will advise Carolina of any written notice from any governmental authority relating to the violation of any law or ordinance regulating the condition or use of the Properties and the Contributors shall notify Carolina of any violation of any such law or ordinance of which the Contributors become aware.

       4.2 No Brokers. Each of the Contributors covenants, represents and warrants to Carolina and FAC that no broker or finder or agent has been involved or engaged by it in connection with the transactions contemplated hereby and, each hereby agrees to indemnify and hold harmless Carolina and FAC from and against any and all broker's or finder's fees, commissions or similar charges incurred or alleged to have been incurred by the Contributors in connection with the transactions contemplated hereby and any and all loss, liability, cost or expense (including without limitation reasonable fees of counsel satisfactory to Carolina) arising out of any claim that the indemnifying party incurred any such fees, commissions or charges.

       4.3 Section 754 Elections. Each of the Contributors agrees with respect to such Constituent Parties as are being dissolved at Carolina's direction and as to which Carolina has so requested, (i) to cause an election under Section 754 of the Code to be included in the closing federal partnership tax returns of each of the Constituent Parties indicating Carolina as a partner; (ii) to prepare, at their expense, and timely file closing partnership tax returns for the period ending on the Closing Date for each of the Constituent Parties; and
(iii) to present such tax returns to Carolina for its approval, which shall not be unreasonably withheld, sufficiently in advance of the filing of such returns.

       4.4 Termination of Contracts. Unless otherwise specified by Carolina in writing, all management, development, leasing or other contracts with respect to any Property, if any, must be terminated as of the date of Closing with respect to such Property so that Carolina or its designee shall have the exclusive right to manage and lease such Property.

       4.5 Contributions of Assets. All personal property used in the operation and management of the Properties including but not limited to that listed on
SCHEDULE 4.6 will be transferred to Carolina in conjunction with the Closing and as partial consideration for the transactions otherwise contemplated by this Agreement.

       4.6 Assignment of Warranties. Contributors agree, and shall cause the Constituent Partnerships, to assign all warranties with respect to the Properties to Carolina and will use their best efforts to cause the maker of such warranties to consent to such assignment if necessary for such assignment to be valid.

                                    ARTICLE V
                        REPRESENTATIONS AND WARRANTIES OF
                            CONTRIBUTORS - GENERALLY

       To induce Carolina and FAC to enter into this Master Agreement and the transactions contemplated hereby, unless otherwise indicated, each of the Contributors represents and warrants that the statements contained in Article V and Article VI are true, correct and complete on the date hereof and will be true, correct and complete on the Closing Date. It is the express intention and agreement of each of the Contributors that the representations and warranties set forth in Article V and Article VI shall survive the consummation of the transactions contemplated in this Master Agreement.

       5.1 Consents. To the best knowledge of each Contributor, (i) no consents, approvals, waivers, notifications, acknowledgments or permissions which have not been obtained are required in order for any of the Constituent Parties to fully perform its or his respective obligations under this Master Agreement or which, if left unobtained at Closing and thereafter, would have a material adverse affect on the value, operation, occupation, use or development of any Property, and (ii) the execution and delivery of this Master Agreement by the Contributors and the consummation of the transactions contemplated hereby, including without limitation the execution of any related agreements, will not require the consent of, or any prior filing with or notice to or payment to, any governmental authority or other Person.

       5.2 Disclosure. To the best knowledge of each of the Contributors, the representations and warranties contained in this Master Agreement (including Schedules and Exhibits and documents or instruments delivered in connection herewith) or in any information, statement, certificate or agreement furnished or to be furnished to Carolina by any of the Constituent Parties in connection with the Closing pursuant to this Master Agreement or the Exchange Option Agreement, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements and information contained herein or therein, in light of the circumstances in which they are made, not misleading.

       5.3 Absence of Conflicts. To the best knowledge of each Contributor, the execution, delivery and performance of this Master Agreement by the Contributors and the consummation of the transactions contemplated hereby, including without limitation, the execution and delivery by the Contributors or the Constituent Partnerships, as applicable, of any documents, instruments or agreements contemplated hereby, will not (after a lapse of time, due notice or otherwise)
(a) conflict with, violate or result in any breach or default under (i) any provision of any partnership agreement, operating agreement or certificate of any of the Constituent Parties; (ii) any law, statute, rule or regulation of any administrative agency or governmental body, or any judgment, order, writ, stipulation, injunction, award or decree of any court, arbiter, administrative agency or governmental body to which the Constituent Parties or the Properties are subject; or (iii) any indenture, agreement, instrument or other contract to which the Constituent Parties may be bound or relating to or affecting their assets; or (b) result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under or result in the creation or imposition of any Lien on the Properties or related assets in accordance with the terms of this Master Agreement under any indenture, mortgage, contract, agreement, lease, sublease, license, sublicenses, franchise, permit, instrument of indebtedness, security agreement or other undertaking or instrument to which the Constituent Parties may be bound or affected.

       5.4 Certification of Constituent Financial Statements. The Constituent Financial Statements are true, correct and complete in all material respects, are prepared in accordance either with generally acceptable accounting principles or federal income tax principles, consistently applied, and fairly present the financial condition of each of the applicable Constituent Parties.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                            OF CONTRIBUTORS AS TO THE
                            CONSTITUENT PARTNERSHIPS

       Each of the Contributors jointly and severally represents and warrants to Carolina and FAC as follows:

       6.1 Power and Authority of Contributors and Constituent Partnerships. Each of the Contributors and Constituent Partnerships, which is not an individual, is a limited partnership or limited liability company, as the case may be, duly formed and validly existing under the laws of the State of North Carolina. To the best knowledge of each Contributor, each partner or member of the Contributors and Constituent Partnerships which is not an individual has been duly formed and is validly existing. All partnership interests in each Contributor and Constituent Partnership, which is not an individual, have been validly issued and fully paid. True, correct and complete copies of each of the partnership agreements, operating agreements and other organizational documents, as applicable, of the Contributors and Constituent Partnerships and all amendments thereto, and the minutes of any meetings of the partners of the Contributors and Constituent Partnerships, have been submitted to Carolina prior to the date of this Master Agreement. Each of the documents and instruments contemplated hereby and other instruments and documents to be executed and delivered by the Contributors and Constituent Partnerships, as applicable, hereunder will, when executed, constitute the legal, valid and binding obligations of the Contributors and Constituent Partnerships, respectively, enforceable against them in accordance with their respective terms. To the best knowledge of each of the Contributors, the Closing of the Exchange Option Agreement, and the Master Agreement will effectuate the transfer of all of the ownership interests of each of the Constituent Parties in and to the Properties.

       6.2 Rent Roll and Leases. The schedule of leases attached hereto as
SCHEDULE 6.2A (the "Schedule of Leases") is a true, correct and complete schedule of all leases, subleases and rights of occupancy in effect with respect to each of the Properties, respectively (the "Leases"), and there have been no material changes to the Leases. Except as set forth on the Schedule of Leases, there are no other leases, subleases, tenancies or other rights of occupancy in effect with respect to the Properties other than the Leases. True, correct and complete copies of the Leases, together with all amendments and supplements thereto and all other documents and correspondence relating thereto, have been delivered or made available to Carolina and its agents. SCHEDULE 6.2A includes the rent roll information and is, as of the date shown thereon, true and correct in all material respects. To the best knowledge of each of the Contributors, the Schedule of Leases sets forth, as of such date, (i) a list of all tenants under the Leases, (ii) all arrearages owing from such tenants under such Leases (listed on delinquency and default reports attached to and made a part thereof),
(iii) the expiration date of the term of such Leases, (iv) the rent the tenant under such Lease is currently obligated to pay, (v) the amount of any concession given in connection with any such Lease at any time, (vi) the current outstanding balances of any security deposits held pursuant to any Leases, (vi) any prepayments of rent by any tenant under any Lease of more than one (1) month in advance (excluding security deposits which are delineated on the list attached to the Schedule of Leases and made a part thereof) and (viii) each Contributor represents that to his best knowledge, there are no rental concessions or abatements under a Lease applicable to any period subsequent to the Closing. Except as set forth on the Schedule of Leases, to the best knowledge of the Contributors, all such Leases are valid and enforceable and presently in full force and effect, and none of the Leases have been assigned. Except as set forth on SCHEDULE 6.2B attached hereto, none of the Constituent Parties, or to the best knowledge of each Contributor, any lessee under any Lease, is in default under such Lease, and to the best knowledge of each Contributor, there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under such Leases, except such defaults that would not have a material adverse effect on the condition, financial or otherwise or on the earnings, business affairs or business prospects of any of the Constituent Parties or the Properties. Except as disclosed on
SCHEDULE 6.2B attached hereto, to the best knowledge of each of the Contributors, the consummation of the transactions contemplated by this Master Agreement will not give rise to any breach, default or event of default under any of the Leases. Each of the Leases is assignable by the applicable Constituent Party and, except as disclosed on SCHEDULE 6.2C attached hereto, none of the Leases requires the consent or approval of any party in connection with the transactions contemplated by this Master Agreement.

       6.3 No Contracts. No agreements, undertakings or contracts (the "Contracts") affecting the Properties or the Constituent Parties, written or oral, will be in existence as of the Closing, except as has been disclosed to Carolina in writing.

       6.4 Liabilities; Indebtedness. Except for the Outstanding Debt Financing and the Leases, and those liabilities disclosed to Carolina in writing on
SCHEDULE 6.4 hereto, the Constituent Parties have not incurred any Indebtedness related to the Properties except in each instance for trade payables and any other customary and ordinary expenses in the ordinary course of business that will be paid and discharged in full by the Constituent Parties, respectively, as of the Closing.

       6.5 Insurance. Each of the Constituent Parties currently maintains or causes to be maintained all of the public liability, casualty and other insurance coverage with respect to the Properties and their respective businesses as has been disclosed to Carolina and FAC, and such insurance is adequate for the full coverage of the Properties. All such insurance coverage shall be maintained in full force and effect through the Closing and all premiums due and payable thereunder have been, and shall be, fully paid when due.

       6.6 Personal Property. All equipment, fixtures and personal property located at or on any of the Properties, respectively, which is owned or leased by Contributors or the Constituent Partnerships shall remain at the Properties and shall not be removed prior to the Closing, except for equipment that becomes obsolete or unusable, which may be disposed of or replaced in the ordinary course of business. The personal property of Contributors or the Constituent Partnerships is not subject to any Liens except for Permitted Liens.

       6.7 Claims or Litigation. Except as set forth on SCHEDULE 6.7 attached hereto, none of the Contributors or Constituent Parties has received notice of any claim, demand, suit or unfiled lien against the Contributors or Constituent Parties or the Properties nor to any of the Contributors' best knowledge has any proceeding or litigation of any kind, pending or outstanding, been filed before any court or administrative, governmental or regulatory authority, agency or body, domestic or foreign, and, to the best knowledge of any of the Contributors, no order, judgment, injunction or decree of any court, tribunal or other governmental authority has been filed against any of the Constituent Parties or any of the Properties or, to the best knowledge of any of the Contributors, threatened, or likely to be made or instituted, which would have a materially adverse affect on the business or financial condition of any of the Constituent Parties or any of the Properties or in any way be binding upon Carolina or affect or limit Carolina's full use and enjoyment of any of the Properties.

       6.8 Hazardous Substances. Each of the Contributors represents, to his best knowledge, that (x) as of the date hereof and (y) except as set forth in the environmental audit reports provided to Carolina by the Constituent Parties, as of the Closing Date, the Constituent Parties have not generated, stored, released, discharged or disposed of hazardous substances or hazardous wastes at, upon or from any of the Properties in violation of any Environmental Law, order, judgment or decree or permit, or in connection with which remedial action would be required under any Environmental Law, order, judgment, decree or permit. To the best knowledge of each of the Contributors, (x) as of the date hereof and
(y) except as set forth in the environmental audit reports provided to Carolina by the Constituent Parties, as of the Closing Date, no hazardous substances or hazardous wastes have otherwise been generated, stored, released, discharged or disposed of from, at or upon any of the Properties in violation of any Environmental Law. To the best knowledge of each of the Contributors, (x) as of the date hereof and (y) except as set forth in the environmental audit reports provided to Carolina by the Constituent Parties, as of the Closing Date, no underground storage tanks are located on any of the Properties. As used in this Master Agreement, the terms "hazardous substances" and "hazardous wastes" shall have the meanings set forth in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the regulations thereunder, the Resource Conservation and Recovery Act, as amended, and the regulations thereunder, and the Federal Clean Water Act, as amended, and the regulations thereunder, and such terms shall also include asbestos, petroleum products, radioactive materials and any regulated substances under any Environmental Law, regulation or ordinance.

       6.9 Compliance with Laws. The Constituent Parties possess such certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business to be conducted by them (other than any environmental certification, authorities or permits required by state or federal agencies to be obtained by tenants of the Properties) and none of the Constituent Parties has received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of the Constituent Parties or any of the Properties, as applicable. Except as otherwise disclosed to Carolina in writing, to the best knowledge of each of the Contributors, there is no existing violation of any federal, state, county or municipal law, ordinance, order, code, regulation or requirement affecting any of the Constituent Parties or the Properties that would have a material, adverse effect on the financial condition, business or prospects of any of the Constituent Parties. Except as otherwise disclosed to Carolina in writing, to the best knowledge of each of the Contributors, there has been no material misstatement of a fact or misrepresentation of a fact herein or in any other written document submitted by any of the Constituent Parties to Carolina. Except as otherwise disclosed to Carolina in writing, to the best knowledge of each of the Contributors, there are no zoning, environmental or other land use regulation proceedings instituted against any of the Properties. To the best knowledge of each of the Contributors, each of the Constituent Parties has obtained all material licenses, permits, certificates and authorization necessary to conduct its business.

       6.10 Employees. None of the Constituent Parties presently has any employees nor have any of the Constituent Parties ever had any such employees.

       6.11 Condemnation and Moratoria. Except as set forth on SCHEDULE 6.11, to the best knowledge of each of the Contributors, there are (i) no pending or threatened condemnation or eminent domain proceedings, or negotiations for purchase in lieu of condemnation, which affect or would affect any portion of any of the Properties; (ii) no pending or threatened moratoria on utility or public sewer hook-ups or the issuance of permits, licenses or other inspections or approvals necessary in connection with the construction or reconstruction of improvements, including without limitation tenant improvements, which affect or would affect any portion of any of the Properties; and (iii) no pending or threatened proceeding to change adversely the existing zoning classification as to any portion of any of the Properties. No portion of any of the Properties is a designated historic property or located within a designated historic area or district, and to the best knowledge of each of the Contributors, there are no graveyards or burial grounds located within any of the Properties. Carolina shall be entitled to all compensation received from any governmental authority relating to the proceedings or negotiations described on SCHEDULE 6.11.

       6.12 Condition of Improvements. To the best knowledge of each of the Contributors after reasonable inquiry, (x) as of the date hereof and (y) except as otherwise disclosed to Carolina during the due diligence process related to the Properties by its independent engineers or others conducting such due diligence, as of any Closing Date, there is no material defect in the condition of (i) any of the Properties, (ii) the improvements thereon, (iii) the roof, foundation, load-bearing walls or other structural elements thereof, (iv) any drainage or soil condition of any nature, or (v) the mechanical, electrical, plumbing and safety systems therein, nor any material damage from casualty or other cause, nor any soil condition of any nature that will not support all of the Improvements currently thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations.

       6.13 Taxes. Except as set forth on SCHEDULE 6.13 attached hereto and the ad valorem taxes assessed on the Properties, (i) all tax or information returns required to be filed on or before the date hereof by or on behalf of the Constituent Parties or the Properties have been filed and all such tax or information returns required to be filed hereafter will be filed on or before the date due in accordance with all applicable laws prior to the incurrence of any penalties or interest thereon and all taxes shown to be due on any returns have been paid or will be paid when due; and (ii) to the best knowledge of each of the Contributors, there is no action, suit or proceeding pending against or threatened with respect to any Constituent Party or any of the Properties in respect of any tax, nor is any claim for additional tax asserted by any taxing authority. None of the Constituent Parties nor any of their respective federal, state and local income or franchise tax returns are the subject of any audit or examination by any taxing authority. None of the Constituent Parties has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.

       6.14 Management Agreements. All management, leasing, development or service and similar agreements in effect relating to the Properties and certain other properties owned or controlled by Contributors and which have been specified by FAC or Carolina (collectively, the "Management and Leasing Agreements") shall be terminated as of the Closing Date and thereafter shall be void and of no further force and effect.

       6.15 Operating Agreements. True, complete and correct copies of all agreements pertaining to the operation of the Properties as of the date hereof (collectively, the "Existing Operating Agreements") have been provided or made available to Carolina. The Existing Operating Agreements are, to the best knowledge of each of the Contributors, in full force and effect, no Constituent Party is in default of any of its material obligations under any of such Existing Operating Agreements, and except for those set forth on SCHEDULE 6.15 attached hereto, all Existing Operating Agreements are terminable on not more than thirty (30) days prior written notice and without payment of any penalty. At the Closing with respect to each of the Properties, true, complete and correct copies of such Existing Operating Agreements shall have been provided or made available to Carolina and, to the best knowledge of each of the Contributors, the Existing Operating Agreements shall be, unless otherwise described in writing to Carolina or except as otherwise provided herein, (i) in full force and effect and (ii) free from any default by the appropriate Constituent Party of any of its material obligations under any of them. The Contributors shall advise Carolina immediately of any default by any party to an Existing Operating Agreement. Carolina does not assume any obligation under any Existing Operating Agreement for acts or omissions which occur prior to Closing.

       6.16 Absence of Certain Changes. Since December 31, 1996, except as otherwise set forth in this Master Agreement, to the best knowledge of each of the Contributors, there has not been with respect to itself or any of the Constituent Partnerships:

             (a) any material adverse change in the financial condition of any of such Constituent Parties;

             (b) any adverse change in the condition of the property, business or liabilities of any of such Constituent Parties except normal and usual changes in the ordinary course of business which have not been materially adverse;

             (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of any of the Constituent Parties;

             (d) any sale, abandonment or other disposition by any of the Constituent Parties of any interest in the Properties, or of any personal property owned by a Constituent Party, other than in the ordinary course of such Constituent Party's business;

             (e) any change in the accounting methods or practices by any of the Constituent Parties or in depreciation or amortization policies theretofore used or adopted;

             (f) any material contractual liability incurred by any of the Constituent Parties, contingent or otherwise, other than for operating expenses, obligations under executory contracts incurred for fair consideration and taxes accrued with respect to operations during such period, all incurred in the ordinary course of business; or

             (g) any other material adverse change in the business, operations or liabilities of any of the Constituent Parties or any of the Properties.

       6.17 Tradename. There have never been any Liens or pending or threatened third-party claims for infringement or unlawful use of the tradename used by any Constituent Party, and to the best knowledge of each of the Contributors each of the Constituent Parties has the right to sell, transfer, assign and convey the Tradename to Carolina, provided, however, no party has filed for any protection under federal or state trademark laws and no Constituent Party has taken any steps other than use to secure any common law proprietary interest in the Tradename.

       6.18 Title. The Contributors or Constituent Partnerships, as applicable, have good and marketable fee simple title to the Properties, and as of Closing there will be no mechanics' liens, contractors' claims, unpaid bills for material or labor pertaining to the Properties, nor any other similar liens which might adversely affect such Contributors' or Constituent Partnerships' title to the Properties, except for current ad valorem real estate taxes.

       6.19 Certain Liens. All labor and services performed and materials furnished to the Properties have been paid for in full and to the best of the Contributors' knowledge, there exists no basis for which a mechanic's, materialman's or similar lien can properly be claimed against the Properties or any part thereof.

                                   ARTICLE VII
                            CONDITIONS TO CLOSING AND
                           DUE DILIGENCE INVESTIGATION

       7.1 Conditions to Closing of Properties. In addition to the other pre-conditions detailed herein, each of the following shall be a condition as described below to the obligation to close the transactions contemplated hereby with respect to the Properties:

             (a) FAC Shareholder Approval. If it is determined by FAC that the completion of the transactions contemplated hereby requires the approval of FAC's shareholders, then (i) such approval shall be a condition to close the transaction contemplated hereby and (ii) FAC agrees that it shall in good faith promptly begin the process of preparing and filing with the SEC any necessary proxy material and will call for and hold a shareholder meeting as soon as is reasonably practicable to vote on such matter. If such approval is required and the shareholders of FAC do not approve the transactions contemplated hereby, this Agreement shall be terminated.

             (b) Refinancing of Loans. Carolina shall have no obligation to close the transactions contemplated hereby if Carolina determines that it is unable to obtain the consent of the holders of the Outstanding Debt Financing to the assignment of the Interests or sale of the Properties on terms reasonably acceptable to the Board of Directors of FAC, including non-recourse provisions satisfactory to FAC in FAC's sole discretion.

             (c) Termination of Management Contracts. Carolina shall have no obligation to close the transactions contemplated hereby if Carolina does not have the unconditional right, as of the Closing Date, to manage all of the Properties and such other properties owned or controlled by Contributors as Carolina and FAC shall require. Any costs associated with terminating any existing contracts shall be at the Contributors' expense.

             (d) No Material Adverse Change to Properties. Carolina shall have no obligation to close the transactions contemplated hereby if there has been a material adverse change in the condition, financial or otherwise, of any of the Properties, or the business prospects of any of the Properties from the date hereof.

             (e) Title and Survey. Carolina shall have no obligation to close the transactions contemplated hereby if the Contributors do not convey good and marketable title to the Properties, which shall be free and clear of all liens, defects and encumbrances, except "Permitted Liens." Carolina shall be responsible for ordering the ALTA survey at Carolina's cost. Additionally, Carolina and the Contributors are each responsible for their respective legal fees. Any fees associated with the assumption, consent or assignment or the prepayment or retirement of debt encumbering any of the Properties, property transfer and documentary taxes, all other costs related to the transfer of the Properties and escrow fees shall be paid by the Contributors.

             (f) Opinion to Carolina. Carolina shall have no obligation to close the transactions contemplated hereby if Carolina and FAC have not received an opinion of counsel to the Contributors and Constituent Parties which is satisfactory to Carolina and FAC in form and substance.

             (o) Zoning. No actual or threatened easement, zoning ordinance or use regulation, statute, ordinance, law, juridical decision, official or unofficial policy, restriction or reservation or proposed shall prohibit or impair (and there shall be no pending or threatened litigation which may prohibit or impair) Carolina's use and operation of the Properties.

             (p) Representations and Warranties. All of the representations and warranties of the parties hereto shall be true and correct in all material respects as of the Closing Date and the Contributors shall have delivered to Carolina and FAC the Bringdown Certificate in respect thereof.

       7.2 Carolina Investigation/Due Diligence Period. For a period commencing upon the execution date of this Agreement and continuing through and including the Closing Date ("Investigation/Due Diligence Period"), Carolina, at its own expense, shall have the right, but not the obligation, to perform due diligence on the Properties and the Constituent Parties, including but not limited to the following procedures:

             (a) Physical. Inspect all physical aspects of the Properties, including inspections of all apartment units at each Property and including all systems, components and service contracts. Contributor agrees to supply Carolina with "as-built" plans, specifications and surveys with respect to all Properties.

             (b) Regulatory. Investigate all zoning, code and governmental requirements, including the review of certificates of occupancy and licenses, all which shall be provided by the Constituent Parties.

             (c) Environmental. Review and perform Phase I and Phase II audits and other environmental studies.

             (d) Title. Review preliminary title reports and surveys.

             (e) Lease and Tenant Information. Review copies of leases, rental agreements and contracts, together with any modifications or amendments therein pertaining to the operation of the Properties.

             (f) Books and Records. Obtain the Constituent Financial Statements; verify financial information from all accounting books and records since the inception of the Contributors' ownership; review any other information and documents in the Contributors' possession or control and pertaining to the Contributors' ownership and operation of the Properties including all tax records (collectively, the "Records").

       Each Contributor covenants and agrees that it shall provide Carolina with access to all Records in the Constituent Parties' possession and control. Carolina shall conduct all of its property inspections in a manner intended to accommodate the tenants or to the operation of the Properties.

       After its investigation, if Carolina, in its sole discretion determines that any Property or Interests are not satisfactory for purchase or operation, then Carolina may terminate this Master Agreement as to such Property or Interests. Such termination shall have no effect upon the parties' respective obligations with respect to Properties or Interests as to which this Master Agreement has not been so terminated.

       The Constituent Parties and each Contributor will cooperate with Carolina before and after Closing in providing such information as Carolina may reasonably require to prepare its proxy material and Form 8-K filings and such other reports and filings as may be required by any governmental authority, NYSE or applicable exchange.

       7.3 Closing Documents. At Closing the Contributors and, as applicable, the Constituent Partnerships shall execute and deliver the following documents to Carolina:

             (a) Title Insurance Affidavit. Any affidavit required by the title company to remove the standard printed exceptions from the title policy and the loan policy. Additionally, Constituent Parties shall discharge in full any and all indebtedness underlying such exceptions at or before the Closing.

             (b) Letters to Tenants. Letters addressed to the Tenants and signed by the Contributors or, if applicable, the Constituent Partnerships, advising the Tenants of the Closing of the Transactions and Carolina's right to receive the rents under their respective Leases.

             (c)      Bringdown Certificate.  The Bringdown Certificate.

             (d) Other Documents. Such other documents as may be reasonably required to close the Transactions contemplated by this Master Agreement.


                                  ARTICLE VIII
                                    INDEMNITY

       8.1 Representations and Warranties of each of the Contributors. Each of the Contributors hereby agrees, for himself and his successors and assigns, to indemnify, defend and hold both Carolina and FAC harmless from and against any and all damage, cause of action, action, proceeding, expense, loss, cost, claim or liability (each a "Claim") suffered or incurred by either Carolina or FAC as a result of any of the following: any untruth, inaccuracy or breach of any of the representations, warranties or covenants made by himself or any Constituent Party controlled by such Contributor in this Master Agreement, or in the Exchange Option Agreement, the Bringdown Certificate or any other document, certificate or exhibit delivered in connection therewith. It is the express intention and agreement of the parties that the foregoing indemnity shall survive the consummation of the transactions contemplated in this Master Agreement.

       8.2 Arbitration. Any dispute, claim or controversy between Carolina and any Contributor as to liability of any Contributor above shall be settled by arbitration in accordance with this Section. Each of Carolina and the Contributors (by a vote of majority thereof) shall appoint an arbitrator, and the two arbitrators so appointed shall promptly select a third arbitrator. Within thirty (30) days of the completion of such appointments, the parties shall submit to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Cary, North Carolina. Notwithstanding anything to the contrary herein, the arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute or controversy resolved by arbitration under this Section. Judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction and shall be binding upon the parties.


                                   ARTICLE IX
                                  MISCELLANEOUS

       9.1 Notices. All notices and demands which any party is required or desires to give to the other shall be given in the manner and at the addresses set forth in the Exchange Option Agreement.

       9.2 Counterparts. This Master Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       9.3 Severability. Any provision of this Master Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision on any other jurisdiction.

       9.4 Assigns. This Master Agreement shall be binding upon and inure to the benefit of any and all successors, assigns, or other successors in interest of FAC and Carolina. This Master Agreement shall be binding upon and inure to the benefit of any and all respective successors, assigns, personal representatives, executors, or other successors in interest of the Contributors; provided, however, that none of the Contributors shall assign its rights or delegate its obligations hereunder without the prior written consent of Carolina, which may be withheld for any reason. This Master Agreement shall not confer any rights or remedies upon any person or entity other than Carolina, FAC, the Contributors and their respective successors and permitted assigns.

       9.5 Public Announcement. Except as otherwise required by law, the Contributors shall not make public announcements with respect to the transactions contemplated by this Master Agreement without the approval of the other parties, which approval may be withheld for any reason.

       9.6 Confidentiality Each party hereto shall ensure that all confidential information which such party or any of its respective officers, directors, employees, counsel, agents or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the other party, any Affiliate or subsidiary of the other party or any tenant, customer or supplier of such other party, or any such Affiliate or subsidiary, shall not be published, disclosed or made accessible by any of them to any other person or entity at any time or used by any of them, in each case without the prior written consent of the other party; provided, however, that the restrictions of this sentence shall not apply: (i) to the extent that disclosure may otherwise be required by law; (ii) to the extent such information shall have otherwise become publicly available; or (iii) to disclosure by or on its behalf to its lender(s) for the purpose of obtaining financing in connection with the acquisition of the Properties. In the event this Master Agreement is terminated, each party promptly will deliver or certify destruction to the other party all documents, work papers and other material (and any reproductions thereof) obtained by each party or on its behalf from such other party or its Affiliates or subsidiaries in connection with the subject transaction, whether so obtained before or after the execution hereof, and will itself not use any information so obtained and will use its good faith and diligent efforts to have any information so obtained kept confidential and not used in any way detrimental to such other party, subject to the limitations set forth in this Section above.

       9.7 Remedies. In the event that any party defaults or fails to perform any of the conditions or obligations of such party under this Master Agreement or any other agreement, document or instrument executed in connection with this Master Agreement, or in the event that any such party's representations or warranties contained herein or in any such other agreement, document or instrument are not true and correct as of the date hereof and as of the Closing Date, any other party shall be entitled to exercise any and all rights and remedies available to it by or pursuant to this Master Agreement, documents or instruments contemplated hereby or at law (statutory or common) or in equity subject to the limitation on liability set forth herein; provided, however, that in the event of a Closing of the transactions contemplated by this Master Agreement, the rights and remedies of each party shall be limited to the rights contained in Article X of this Master Agreement.

       9.8 Captions. The captions and headings set forth in this Master Agreement are for convenience of reference only and shall not be construed as a part of this Master Agreement.

       9.9 Exhibits and Schedules. All exhibits and schedules referred to in this Master Agreement and attached hereto shall be deemed and construed as part of this Master Agreement and for all purposes all such exhibits and schedules are hereby specifically incorporated herein by reference.

       9.10 Merger Clause. This Master Agreement and the Exchange Option Agreement contain the final, complete and exclusive statement of the agreement among the parties with respect to the transactions contemplated herein and therein, and all prior or contemporaneous oral and all prior written agreements with respect to the subject matter hereof are merged herein.

       9.11 Amendments and Waiver. No change, amendment, qualification, cancellation or termination hereof shall be effective unless in writing and duly executed by each of the parties hereto. No failure of any party to enforce any provisions hereof or to resort to any remedy or to exercise any one or more of alternate remedies and no delay in enforcing, resorting to or exercising any remedy shall constitute a waiver by that party of its right subsequently to enforce the same or any other provision hereof or to resort to any one or more of such rights or remedies on account of any such ground then existing or which may subsequently occur.

       9.12 Governing Laws. This Master Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware and of the United States of America.

       IN WITNESS WHEREOF, the parties have duly executed this Agreement by their hands and under seal affixed hereto as of the date and year first above written.


                        FAC REALTY, INC.


                        By:
                           -------------------------------------
                        Name:
                              ---------------------------------
                        Title:
                              --------------------------------


                        CAROLINA FAC LIMITED PARTNERSHIP

                        By:        FAC Realty, Inc.,
                                   General Partner


                                      By:
                                          -----------------------

                                      Title:
                                            ----------------------

    Separate signature page to Master Agreement.



                                                                  [SEAL]
                                       ---------------------------
                                              ROY O. RODWELL

    Separate signature page to Master Agreement.



                                                                   [SEAL]
                                             ----------------------
                                              CAROLYN E. MARTIN

    Separate signature page to Master Agreement.



                                                                    [SEAL]
                                          --------------------------
                                              JOHN M. KANE

    Separate signature page to Master Agreement.



                                                                    [SEAL]
                                           -------------------------
                                              CLIFFORD CLARK

    Separate signature page to Master Agreement.



                                                                  [SEAL]
                                   ------------------------------
                                              MARK E. PITNEY

                         LIST OF SCHEDULES AND EXHIBITS


Schedule 1                    Properties and Constituent Partnerships

Schedule 3.2                  Outstanding Debt Financing

Schedule 4.6                  Personal Property of Constituent Parties

Schedule 6.2A                 Schedule of Leases

Schedule 6.2B                 Lease Defaults

Schedule 6.2C                 Lease Consents

Schedule 6.4                  Liabilities

Schedule 6.7                  Claims or Litigation

Schedule 6.11                 Condemnation and Moratoria

Schedule 6.13                 Taxes

Schedule 6.15                 Operating Agreements - Exceptions to Termination

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